                                                                   Exhibit 10.23

                       MINNETRONIX, INC.-HEARTWARE, INC.,
                               SERVICING AGREEMENT

                                                               MINNETRONIX, INC.
                                                          1635 ENERGY PARK DRIVE
                                                              ST. PAUL, MN 55108
                                                                PH: 651.917.4060
                                                               FAX: 651.917.4066
                                                             WWW.MINNETRONIX.COM

                               SERVICING AGREEMENT

     This Servicing Agreement (this "Servicing Agreement") is made and entered into by and between HeartWare, Inc. ("Buyer") and Minnetronix, Inc. ("Seller") effective as of August 17, 2006 ("Effective Date"). This Servicing Agreement provides for the servicing of the products specified below, the purchase and sale of which is contemplated by that certain Production Services Agreement dated August 17, 2006 ("Production Services Agreement") by and between Buyer and Seller, together with Exhibit A thereto dated August 17, 2006 ("Exhibit A").

     1. Product Description. This Servicing Agreement relates to the servicing of the following components to be used in clinical testing of Buyer's Left Ventricular Assist Device (LVAD) System (each such component being referred to herein as a "Product" and collectively, "Products"):

                         Product                            Seller's Part #
                         -------                            ---------------
Pioneer Extender Cable                                        CC-0000-01-4
ASBY Pioneer Controller                                       AE-0000-67-8
ASBY Pioneer Monitor                                          AE-0000-70-4
ASBY Pioneer Monitor A/C Power Supply with Customer Label     AM-0000-86-8
Pioneer Monitor Data Cable                                    CC-0000-01-5
ASBY Pioneer AC Adapter kit                                   AM-0000-84-1
ASBY Pioneer DC Adapter                                       AE-0000-70-7
Pioneer Controller Serial Port Dongle                         CC-0000-02-0
ASBY Pioneer Battery Pack with Customer Label                 AM-0000-86-5
ASBY Pioneer Battery Charger with Customer Label              AM-0000-86-6

     2. Servicing. Servicing covered by this Agreement ("Servicing") shall include all activities relating to a Product after a unit has been invoiced to Buyer. This includes, but is not limited to, activities such as Product upgrades, repairs, refurbishment, troubleshooting, Re-Certification, retesting, calibration, service parts sales and loaner units.

     3. Request to Return Product. At any time Buyer intends to return one or more units to Seller, Buyer shall comply with the terns and conditions set forth in Section 6.1 of the Production Services Agreement and this Servicing Agreement.

     4. Warranty Servicing. Warranty Servicing, if applicable, shall be performed in accordance with Section 10.4 of the Production Services Agreement and Section A.7 of Exhibit A.

     5. Non-Warranty Servicing. Servicing not covered by a warranty from Seller will be at a cost to Buyer as specified in Section 10 below.

     6. Servicing of Returned Units. At the request of Buyer, Seller will be responsible for Servicing units returned to Seller ("Returned Units").

          (a) For Returned Units, Seller is responsible for performing the following tasks, as applicable:

               (i)  Inspect the unit upon receipt from Buyer.

               (ii) Based on the service action ("Repair", "Upgrade", or
                    "Re-Certification") requested by Buyer, the following action-specific tasks identified for each below will be the responsibility of Seller:

                    (A)  Repair:

                         1) Diagnose the problem causing the issue and document the diagnosis.

                         2) Determine if the repair of the unit is covered by Seller's warranty.

                         3) Communicate with Buyer's Service Contact on findings from investigation and on proposed actions.

                         4) Repair the unit per the proposed actions and document repairs made.

                         5)   Functionally test the repaired unit.

                         6) Re-calibrate, if necessary, and perform final QA tests.

                    (B)  Upgrade:

                         1) Review unit configuration to determine if any additional upgrades are required.

                         2) Communicate with Buyer's Service Contact on additional upgrades as necessary.

                         3) Perform upgrades as agreed upon by the parties and document upgrades performed.

                         4)   Retest as specified in upgrade documentation.

                         5) Re-calibrate, if necessary, and perform final QA tests.

                    (C)  Re-Certification:

                         1) Review the unit to determine if any repair actions are necessary to re-certify the units.

                         2) Communicate with Buyer's Service Contact on repairs that are needed.

                         3) Repair the unit, if required, per Buyer's direction and document repairs made.

                         4) Re-calibrate, if necessary, and perform final QA tests.

               (iii) Perform decontamination services as required, if Buyer has not submitted a Certificate of Decontamination to Seller along with the Returned Units as contemplated under Section
                    6.1 of the Production Services Agreement.

               (iv) Ship Returned Unit, including accessories, if any, to Buyer.

               (v)  Maintain original copies of Servicing records.

          (b)  Buyer is responsible for performing the following tasks:

               (i)  Request a Seller's RMA number.

               (ii) Arrange for sending a Returned Unit to Seller.

               (iii) Arrange for a loaner unit to be sent to Buyer's customer, if required.

               (iv) Perform all necessary post-market surveillance activities.

               (v) Authorize Seller to ship Returned Unit to Buyer following Servicing.

               (vi) Communicate with Buyer's customer regarding all issues associated with the Returned Unit.

               (vii) Maintain the shipping and distribution records.

     7. Service Parts. At the request of Buyer, Seller may maintain a stock of service parts to be used in non-warranty Servicing. These parts will be received, inspected, and stored in the same manner as production materials and components under the Production Services Agreement and the Exhibits thereto.

     8. Records. Seller will document all diagnoses, repairs, and upgrades as per this Servicing Agreement and will maintain all Servicing records as specified in Section A.9 of Exhibit A.

     9. Buyer's Service Contact. Buyer's representative regarding all Servicing matters ("Service Contact") shall be Michael Ashenuga, HeartWare, Inc., 3351 Executive Way, Miramar, FL 33025.

     10.  Servicing Costs.

          (a) There will be a minimum charge (not including shipping charges), in accordance with the table set forth in Section 10(c) below, for all non-warranty Servicing of a Product. If the Product can be serviced within the minimum non-warranty Servicing charge, the work will be performed by Seller and Buyer will be notified and billed. If the cost to service the Product exceeds the minimum amount, Buyer will be notified of the expected cost and Seller will proceed with the service after authorization by Buyer.

          (b) In certain cases, Buyer may return a Product for Re-Certification only (no repairs or upgrades) using final QC tests. For these Products, there will be a minimum Re-Certification charge (not including shipping charges) in accordance with the table set forth in Section 10(c) below.

          (c) The following table sets forth the minimum non-warranty Servicing and Re-Certification charges for the Products:

                                                               Minimum Servicing Charges
                                                            -------------------------------
                                                            Non-Warranty   Re-Certification
              Description                 Seller's Part #     Servicing          Only
              -----------                 ---------------   ------------   ----------------
Pioneer Extender Cable                     CC-0000-01-4        $137.50            TBD
ASBY Pioneer Controller                    AE-0000-67-8        $400.00            TBD
ASBY Pioneer Monitor                       AE-0000-70-4        $400.00            TBD
ASBY Pioneer Monitor A/C Power Supply
   with Customer Label                     AM-0000-86-8        $142.50            TBD
Pioneer Monitor Data Cable                 CC-0000-01-5        $ 75.00            TBD

ASBY Pioneer AC Adapter kit                AM-0000-84-1        $147.50            TBD
ASBY Pioneer DC Adapter                    AE-0000-70-7        $400.00            TBD
Pioneer Controller Serial Port Dongle      CC-0000-02-0        $ 22.50            TBD
ASBY Pioneer Battery Pack with Customer
   Label                                   AM-0000-86-5        $400.00            TBD
ASBY Pioneer Battery Charger with
   Customer Label                          AM-0000-86-6        $400.00            TBD

          (d) All additional costs for Servicing will be charged to Buyer in accordance with Section 8.8 of the Production Services Agreement.

          (e) Prices for Servicing parts that are to be sold separately to Buyer (i.e., not pursuant to Exhibit A), if any, will be quoted by Seller to Buyer, with such Servicing parts to be ordered by Buyer pursuant to a Purchase Order of Buyer submitted to and agreed upon by Seller.

     11. Shipping. Shipping charges for all non-warranty Servicing will be FOB Origin.

[The remainder of this page is intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, each of the parties has caused this Servicing Agreement to be executed by its duly authorized representative effective as of the Effective Date.

SELLER:                                 BUYER:

MINNETRONIX, INC.                       HEARTWARE, INC.

For Seller Authorized                   For Buyer Authorized


By: /s/ Richard A. Nazarian             By: /s/ Dozier A. Rowe
    ---------------------------------       ------------------------------------
Printed Name: Richard A. Nazarian       Printed Name: Dozier A. Rowe
Title: President/ CEO                   Title: COO

Date of Signature: 8/17/06              Date of Signature: 8/31/06